EXHIBIT 99
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Contact: Clement B. Knapp, Jr.                             FOR IMMEDIATE RELEASE
         President
         (219) 836-5870




February 12, 2003




AMB FINANCIAL ANNOUNCES ANNUAL STOCKHOLDERS MEETING

Munster, Indiana - AMB Financial Corp. (NASDAQ: Small Cap Market: AMFC) (the "Company") the parent holding company for American Savings, FSB (the "Bank") announced today that the Annual Stockholders Meeting will be held on April 23, 2003 at 10:30 a.m. in our Munster Office, located at 8230 Hohman Ave., Munster, Indiana 46321.